Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AI

EIGHTY-SEVENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-seventh Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides Customers with certain Products and Services pursuant to various Participating Affiliate Addendums, the Agreement and Statements of Work; and

WHEREAS, TWC desires to have the “*********” (as identified in Schedule F of the Agreement, a Statement of Work, or Participating Affiliate Addendum fee tables) of invoicing of the fees applicable to such Products and Services, as agreed in such Participating Affiliate Addendums, the Agreement and Statements of Work, ******* **** * ******* ** ** ****** *****, each as more specifically set forth below; and

WHEREAS, in instances where certain fees are invoiced to Participating Affiliates, TWC desires to change the party to which invoices for the identified Products and Services fees will be directed to TWC, as more specifically set forth below; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and TWC agree as follows:

1.

TWC and CSG agree that the “*********” (as identified in Schedule F of the Agreement, a Statement of Work, or Participating Affiliate Addendum fee tables) of invoicing for the fees for the following Products and Services identified in Schedule F of the Agreement, a Statement of Work, or a Participating Affiliate Addendum, as applicable, will, as of the Effective Date herein (defined below), ** ******* **** ********* ** * ******* ** ** ****** *****:

Product/Service Description*	Notes**
1.SLBOS Fees ***** ** *** – Processing Level (********** ** ** *** ******* ***** (***) ***)	SLBOS Fees based on Additional, per *** (per incremental ***) shall remain on a ******* *********, as provided in Schedule F of the Agreement.
2.Database Services Re Customer’s Electronic Trackable Appointments Application
A.Virtual Server Application Fee (*** (*) ******)
B.Database Server Fee (*** (*) ********* ********)
3.ACP Commercial Upgrade Service, Additional Capacity Fees and Second Additional Capacity
4.Vertex Tax Access Support

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Product/Service Description*	Notes**
5.Price Lock Guarantee Contract Management System – ******* Hardware Hosting and Software Maintenance
6.OAAT
A.OAAT Production Support Fee
B.Hosting Server Fees

In the event of an OAAT ****** *********** ******** *******, the then-current ****** ******* ****** *** ***** ** ******* ** ****** (**) for purposes of determining the ********** ******* ******* ****** Fee to be ******** ** *** ** ***, as provided in Schedule F of the Agreement

7.Financial Forecaster – CPRM-006 Detail File ***** Delivery to FTP Directory
8.Identity Management System - Gateway Hardware Hosting
9.TWC Verizon Wireless Interface – Interface Support Services
10.Intelligent AR
A.Intelligent AR Support Service for Connected Subscribers	Additional Capacity Fee for Connected Subscribers shall ****** ** * ******* ********* as provided in Schedule F of the Agreement
B.Intelligent AR Support Service for Non ACP Subscribers	Additional Capacity Fee for Non-ACP Subscribers shall ****** ** * ******* ********* as provided in Schedule F of the Agreement.
11.IntelligentHome Order Entry Enhancement – Support Services
12.Fleet Management Interface (FMS) Support, Monthly Operations Support
13.IBR - InfoCast
A.InfoCast Web Reports - User License (per Named User)

Only User License (per ***** ****) fees for licenses issued as of the Effective Date shall ****** ** ** ****** *********; any additional User Licenses issued after the Effective Date shall ****** ** * ******* ********* ** provided in Schedule F of the Agreement

B.InfoCast Web Reports - Report Maintenance - Basic Reports (per Report/per Vantage schema) - Advanced Reports (per Report/per Vantage schema)
C.InfoCast Files (no minimums) – File Maintenance Fee (per File/per Vantage schema)
14.Front Counter Support
15.CBI Application and Server Environment - Technical and Operational Support Fee for CBI Test Lab	Pursuant to that certain Statement of Work, CSG document no. 1958314
16.Direct Connect Support
17.ITV Query Process for Identification of Subscriber Active Rows
A.ITV Query Process - Support
B.ITV Query Process – File Maintenance Corporate Fee
18.Interface Test Lab System – Technical and Operational Support

*

For avoidance of doubt, the ******* fee amount applicable to the above identified Product and/or Service will be ********** by ****** (**) to arrive at the applicable ********** fee amount (except for purposes of calculating the ***** ****** ******, defined below, which is based on a ******* (**) ***** ******).

**In any case where the ******* fee is for support hours and the governing document limits the support hours to a certain number of support hours, notwithstanding that the ********* ** *** **** ** ****** ******* ** ** ****** *****, such restriction remains in effect on a ******* basis.  Support hours in excess of such ******* ********** ** *** ***** *****, if any, shall be subject to a mutually agreed upon Statement of Work.

If a Customer terminates any Product and/or Service identified in Section 1 above, pursuant to the terms of the Agreement, a Participating Affiliate Addendum or a Statement of Work, as applicable, *** ***** ******** ****** ** *** *** ******* **** ** *** ********* ** ******* **** ******* ** ******* ********* *** *** ** *** ******** ***** ****** ***** *** **** *********** ** *********.

2.

As of the Effective Date, the ***** ****** ****** *** ******** ** ********* **** ** ** ****** ***** for Products and Services identified herein shall be ******* ** ****, through ***** *** **** (“***** ****** ******”).  Promptly following the Effective Date, CSG will invoice TWC for Products and Services fees identified herein for the first ****** ****** **** *** ******* ********** ******** by CSG or paid by Customer(s) applicable to such period.  Thereafter, provided such Product(s) and/or Service(s) identified herein have not been terminated by Customer(s), the Parties agree that CSG will invoice TWC on ** ****** *****, in

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

advance, for the Products and Services fees identified herein commencing on ***** ** ****.  CSG agrees that, commencing as of ***** ** **** during the ***** ****** ******, increases to the fees for Products and Services identified herein **** ******* ******** ** *** ***** ** *** *********, and such fees shall *** ** ******* ** ******* ******** ***** ***** ** ****.

In the event of a discrepancy between CSG’s invoice for the ***** ****** ****** and TWC’s calculation of such fees, the Parties will work together in good faith to promptly reconcile the discrepancy.

3.

Notwithstanding anything in the Agreement, Participating Affiliate Addendum or Statement of Work, as applicable, to the contrary and subject to Section 2 above, with respect to the ***** ****** ****** and **** ****** ****** **********, CSG will invoice TWC rather than any Participating Affiliate for the Products and Services fees identified herein to the extent any such Participating Affiliate is currently invoiced pursuant to the terms of the Agreement or an effective Participating Affiliate Addendum and/or a Statement of Work, as applicable:

a.	Third Party Communications Software for Voice
b.	Order Workflow
c.	ACP Commercial Upgrade Service
d.	Vantage Maintenance
e.	OAAT
f.	Financial Forecaster
g.	AOI
h.	Fleet Management Interface (FMS)
i.	Front Counter Support
j.	Common Billing Interface (CBI) Test Lab Support
k.	Precision Payment Kiosks

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: August 8, 2014	Date: 25 August 2014